GARTMORE MUTUAL FUNDS
                         Nationwide  S&P 500 Index Fund
                      Nationwide  Mid Cap Market Index Fund
                        Nationwide  Small Cap Index Fund
                      Nationwide  International Index Fund
                           Nationwide  Bond Index Fund

                    Prospectus Supplement dated July 1, 2002
                        to Prospectus dated March 1, 2002


Effective July 1, 2002, the disclosure on page 26 of the above noted prospectus is deleted and replaced with the following:

Out of its management fee, GMF pays FAM an annual subadvisory fee, based on each Fund's daily net assets, as follows:




FUND                                        ASSETS           FEE
------------------------------------  -------------------  --------
Nationwide S&P 500 Index              up to $200 million    0.04%*
                                      next $800 million     0.02%*
                                      $ 1 billion or more   0.02%*

                                      All assets            0.02%**

Nationwide Mid Cap Market Index Fund  All assets            0.09%

Nationwide Small Cap Index Fund       All assets            0.07%

Nationwide International Index Fund   All assets            0.13%*

                                      All assets            0.12%**

Nationwide Bond Index Fund            All assets            0.09%



*  Effective  July  1,  2002  until  December  31,  2002.
**  Effective  January  1,  2003.




                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.